UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2017

Hostess Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 East Armour Boulevard, Kansas City, Missouri		64111
(Address of principal executive offices)		(Zip Code)

(816) 701-4600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☑ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2017, Hostess Brands, Inc. (the “Company”), entered into a Non-Competition and Non-Solicitation Agreement (the “Agreement”) with each of its executive officers, pursuant to which each executive officer agreed not to work for a competitor of the Company in the in-store bakery or sweet baked goods business while employed by the Company and for a period of six months after the termination of employment with the Company for any reason. Each executive officer also agreed to certain obligations not to solicit employees or customers of the Company for the purpose of providing or selling competitive products while employed by the Company and during such six-month post-employment period. In the event that an executive officer receives a severance payment under a severance policy adopted by the Company, the restrictive covenants in such severance policy will supersede the non-competition and non-solicitation obligations contained in the Agreement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals and cast their votes as follows.

Proposal 1: Election of Directors

The stockholders voted for both of management’s nominees for election as Class I directors to serve for a term that shall expire at the 2020 Annual Meeting of Stockholders. The results of the vote taken were as follows:

Nominee	For	Withheld	Broker Non-Vote
Mark R. Stone	105,634,593	1,547,749	4,792,251
William D. Toler	106,159,178	1,023,164	4,792,251

Proposal 2: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the Audit Committee of the Board of Directors, of KPMG LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2017. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
109,360,737	2,580,638	33,218	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTESS BRANDS, INC.

Date: June 20, 2017	By:	/s/ Thomas Peterson
	Name:	Thomas Peterson
	Title:	Executive Vice President, Chief Financial Officer